UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 18, 2008 (July 17, 2008)
FREMONT GENERAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	001-08007	95-2815260

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2727 East Imperial Highway
Brea, California	92821

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (714) 961-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
As previously reported, on June 18, 2008, Fremont General Corporation (the “Company”) filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Central District of California, Santa Ana Division (the “Bankruptcy Court”).
On July 17, 2008, the Bankruptcy Court entered a court order (“Order”) granting the motion filed by the Company on June 23, 2008, which sought approval to consummate the acquisition by CapitalSource Inc. (“CapitalSource”), through its newly formed wholly-owned California industrial bank subsidiary, CapitalSource Bank (in organization), of a substantial portion of the assets of Fremont Investment & Loan, the Company’s wholly-owned indirect bank subsidiary (“FIL”), including all of FIL’s branches, and the assumption of all of FIL’s deposits pursuant to the terms of the Purchase and Assumption Agreement, dated April 13, 2008 (“Purchase Agreement”). The Order authorizes the Company, as the sole shareholder of Fremont General Credit Corporation, a California corporation and the direct parent company of FIL (“FGCC”), to direct FGCC to vote its shares of FIL, which represent 100% of FIL shares, to consummate the transactions contemplated by the Purchase Agreement.
Entry of the Order by the Bankruptcy Court satisfies a significant closing condition pursuant to the Purchase Agreement. It is expected that the transaction will close prior to July 31, 2008, subject to the parties satisfying the remaining closing conditions.
For further information, see the full text of the Order and news release issued, which are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Documents filed with the Bankruptcy Court (other than documents filed under seal or otherwise subject to confidentiality protections) will be accessible at the Bankruptcy Court’s Internet site, www.cacd.uscourts.gov, through an account obtained from Pacer Service Center at 1-800-676-6856. Additional information may also be found at the Company’s website at www.fremontgeneral.com under “Restructuring Information”. The information set forth on the foregoing websites shall not be deemed to be a part of or incorporated by reference into this Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
Exhibit 99.1	Order Approving Motion for Order Authorizing the Debtor to Use the Shares of a Non-Debtor Subsidiary to Consummate the CapitalSource Transaction

Exhibit 99.2	News Release issued by the Company, dated July 17, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREMONT GENERAL CORPORATION
Date: July 18, 2008	By:	/s/ Richard A. Sanchez
		Name:	Richard A. Sanchez
		Title:	Executive Vice President and Chief Administrative Officer